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                                                               EXHIBIT 10.11


                       [JET AVIATION TRADING, INC. LOGO]

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                               PURCHASE AGREEMENT

                                 BY AND BETWEEN

                           JET AVIATION TRADING, INC.
                                    (BUYER)

                                      AND

                           FERSAM INTERNATIONAL LTD.
                                    (SELLER)


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                                     INDEX



         ARTICLE 1         SCOPE OF AGREEMENT
         ARTICLE 2         DEFINITION OF PURCHASE
         ARTICLE 3         OWNERSHIP
         ARTICLE 4         PURCHASE PRICE
         ARTICLE 5         DELIVERY
         ARTICLE 6         PAYMENT




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         This agreement ("Agreement") is entered into this 28th day of March
1997 by and between JET AVIATION TRADING, INC. ("BUYER"), having it principal place of business at 15675 N. W. 15th Avenue, Miami, Florida 33.169, USA and FERSAM INTERNATIONAL LIMITED ("SELLER"), having its principal place of business at PA Verkuyliaan (Achter), 51-56 (Fersamlaan, 1171 EB Badhoevedorp, The Netherlands.

                         ARTICLE I - SCOPE OF AGREEMENT

         SELLER is the owner of one (1) Novoview 2000 Visual Support System, Simulator Spares Parts Package and Maintenance Training Data Package to be used in support of a CAE Electronics Ltd. Sigma 3 six (6) axis full flight simulator.

                  ARTICLE 2 - DEFINITION OF PURCHASED MATERIAL

         One (1) Novoview 200 Visual System manufactured by Rediffusion Simulation Ltd., one (1) package of simulator spare parts, one (1) maintenance training manual/procedure and one (1) data support package hereinafter referred to as "Material".

                             ARTICLE 3 - OWNERSHIP

         SELLER warrants that SELLER currently maintains title of the Material free and clear of any liens or encumbrances. Upon signature of this Agreement, SELLER will convey ownership of the Material to BUYER.

                           ARTICLE 4 - PURCHASE PRICE

         SELLER agrees to sell to BUYER this Material for the sum of Five Hundred Thousand Dollars ($500.000.00). SELLER agrees to accept payment of this sum from the BUYER in the form of equity in Jet Aviation Trading, Inc. It is agreed between the BUYER and SELLER that the sum of equity to be conveyed to the SELLER by the BUYER is defined as follows:

         A) 200,000 unrestricted common stock shares in BUYERS company, Jet Aviation Trading, Inc., valued at $2.50 per share.

                              ARTICLE 5 - DELIVERY

         SELLER agrees to deliver to BUYER all Material FOB customs cleared BUYERS facility.

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                              ARTICLE 6 - PAYMENT

         BUYER will make payment to SELLER as prescribed in Article 4, herein, upon full and compete receipt of all Material by BUYER.

         The foregoing accurately represents the general terms and conditions of the herein described transaction.

         IN WITNESS WHEREOF, the parties hereto have agreed as of the date first shown above.

FOR:              JET AVIATION TRADING, INC.

BY:               /s/ JOSEPH J. NELSON
                  --------------------------

NAME:             JOSEPH J. NELSON
                  ----------------

TITLE:            PRESIDENT & C.E.O
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DATE:             MARCH 28TH, 1997
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FOR:              FERSAM INTERNATIONAL, LTD.

BY:               /s/ NAZIE EL MASRY
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NAME:             NAZIE EL MASRY
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TITLE:            PRESIDENT
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DATE:             MARCH 28TH, 1997
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